UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2025

BIT DIGITAL, INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38421	98-1606989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31 Hudson Yards, Floor 11, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 463-5121

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Ordinary Shares, $.01 par value	BTBT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2025, Bit Digital, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “AGM”). The following matters were submitted to a vote of the Company’s shareholders at the AGM:

1)	the election of each of the five nominees for director;

2)	the approval of the adoption of the Company’s 2025 Omnibus Equity Incentive Plan;

3)	the ratification of the appointment of Audit Alliance, LLP as independent auditors for the 2025 fiscal year;

4)	the approval, on a non-binding and advisory basis, of the compensation of our Named Executive Officers (or Say on Pay); and

5)	the approval of the frequency of the vote to approve the compensation of our Named Executive Officers.

At the AGM, a total of 45,292,986 ordinary shares of the Company (the “Ordinary Shares”) and 1,000,000 Preference Shares (with 50 million votes) voted in person or by proxy, out of 183,026,172 outstanding Ordinary Shares entitled to vote at the AGM. This constituted the required quorum under Cayman Islands’ law. Set forth below is the number of votes cast for, against, withheld, abstentions, broker non-votes and voting percentages as to each matter.

1.	Election of Directors:

Nomination	For	Withheld	Broker Non-Vote	% Votes Affirmative
01 - Zhaohui Deng	73,181,272	147,901	138,176,089	84.44%
02 - Erke Huang	78,946,041	147,604	138,176,088	91.10%
03 - Brock Pierce	81,349,781	154,344	138,176,088	93.81%
04 - Ichi Shih	81,294,946	173,840	138,176,089	98.52%
05 - Bill Xiong	85,380,235	168,894	138,176,089	93.87%

2.	To approve the adoption of the Company’s 2025 Omnibus Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
84,816,607	1,587,094	257,979	138,176,088	97.87%

3.	To ratify the appointment of Audit Alliance, LLP as independent auditors for the 2025 fiscal year:

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
94,623,199	528,626	141,161	129,544,782	99.30%

4.	To approve, on a non-binding and advisory basis, of the compensation of our Named Executive Officers (or Say on Pay):

For	Against	Abstain	Broker Non-Vote	% Votes Affirmative
62,224,516	24,226,937	210,225	138,176,090	71.80%

5.	To approve of the frequency of the vote to approve the compensation of our Named Executive Officers:

For 3-year frequency	For 2-year frequency	For 1-year frequency	Abstain	Broker Non-Vote	% Votes Affirmative (for 3-year frequency)
56,002,118	379,045	30,077,888	234,347	138,144,371	64.60%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 23, 2025	Bit Digital, Inc.
(Registrant)

	By:	/s/ Sam Tabar
	Name:	Sam Tabar
	Title:	Chief Executive Officer

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